Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 1 AND CONSENT TO CREDIT AGREEMENT

This AMENDMENT NO. 1 AND CONSENT AGREEMENT, dated as of June 19, 2024 (this “Agreement”), is entered into by and among ALPINE HOLDING II, LLC, a Delaware limited liability company (“Holdings”), PF PROPPANT HOLDING, LLC, a Texas limited liability company (the “Borrower”), ALPINE SILICA, LLC, a Texas limited liability company (“Alpine Silica”), SUNNY POINT AGGREGATES, LLC, a Louisiana limited liability company, PERFORMANCE PROPPANTS INTERNATIONAL, LLC, a Louisiana limited liability company, PERFORMANCE PROPPANTS, LLC, a Texas limited liability company, RED RIVER LAND HOLDINGS, LLC, a Louisiana limited liability company, PERFORMANCE ROYALTY, LLC, a Louisiana limited liability company, ALPINE MONAHANS, LLC, a Delaware limited liability company, ALPINE MONAHANS II, LLC, a Delaware limited liability company, MONARCH SILICA, LLC, a Texas limited liability company and ALPINE REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company (collectively, the “Guarantors” and, together with Holdings and the Borrower, the “Obligors”), BEAL BANK and BEAL BANK USA (collectively, the “Lenders”), CLMG CORP., a Texas corporation (“CLMG”), as the agent (the “Agent”) and CLMG, as the collateral agent (the “Collateral Agent” and, together with the Lenders and the Agent, the “Lender Parties”).

RECITALS

WHEREAS, Holdings, Borrower, the Guarantors, the several lenders from time to time party thereto, the Agent and the Collateral Agent are parties to that certain Term Loan Credit Agreement, dated as of December 27, 2023 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof , the “Credit Agreement”). Capitalized terms used herein and not otherwise defined having the definitions given thereto in the Credit Agreement;

WHEREAS, the Obligors are holders of certain accounts receivable owed by their Affiliates and arising prior to December 27, 2023 (such receivables, the “Receivables”);

WHEREAS, pursuant to Section 8.29(a) of the Credit Agreement and Item Number 8 of Schedule 29(a) of the Credit Agreement, the Borrower and each other Obligor were obligated to, as promptly as practicable, deliver, with respect to the Kermit (TX) property, a lessor consent and estoppel from the relevant lessor, in a manner reasonably acceptable to the Required Lenders (such obligation, the “Kermit Lessor Consent and Estoppel Post-Closing Obligation”); and

WHEREAS, the Parties desire to amend certain provisions of the Credit Agreement in the manner set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Amendments to Credit Agreement. Effective on the Consent Effective Date, each Party hereto acknowledges and agrees that the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text).

[Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

(a)
Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in appropriate alphabetical order:

““First Amendment Date” means June 19, 2024.”

(b)
Section 6.2(a) of the Credit Agreement is hereby amended in the manner as set forth as follows:

“(a) As soon as available, but in any event not later than one hundred and thirty-five (135) days after the close of the Fiscal Year ending on December 31, 2023 and one hundred and twenty (120) days after the close of each Fiscal Year thereafter, (I) prior to any Qualified IPO, consolidated audited balance sheets, income statements and cash flow statements of the Parent Guarantor and its Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for and as of the end of the previous Fiscal Year, all in reasonable detail, fairly presenting in all material respects the financial position and the results of operations of the Parent Guarantor and its Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP in all material respects and (II) following any Qualified IPO, consolidated audited balance sheets, income statements and cash flow statements of Holdings (or its direct Parent Entity) and its Subsidiaries ~~Consolidated Parties and, if different, Holdings and its Subsidiaries,~~ for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for and as of the end of the previous Fiscal Year ~~(or, in lieu of such audited financial statements of Holdings and its Subsidiaries, a detailed reconciliation, reflecting such financial information for Holdings and its Subsidiaries, on the one hand, and the Consolidated Parties, on the other hand)~~, all in reasonable detail, fairly presenting in all material respects the financial position and the results of operations of Holdings (or its direct Parent Entity) and its Subsidiaries ~~the Consolidated Parties (and, if applicable, Holdings and its Subsidiaries)~~ as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP in all material respects. Such consolidated statements shall be certified, reported on without a “going concern” or like qualification (other than (x) with respect to, or resulting from, the upcoming maturity of the Term Loans hereunder or (y) a prospective default under the Financial Covenant or ABL Financial Covenant (if the ABL Credit Agreement is then in effect)), or qualification arising out of the scope of the audit, by a firm of independent registered public accountants of recognized national standing selected by, prior the any Qualified IPO, the Parent Guarantor, and following any Qualified IPO, Holdings (or its direct Parent Entity)~~Borrower~~. Notwithstanding the foregoing, the obligations in this Section 6.2(a) may be satisfied ~~with respect to financial information of the Consolidated Parties~~ by furnishing (A) prior to any Qualified IPO, ~~the applicable financial statements of Holdings~~ Parent Guarantor’s Form 10-K filed with the SEC ~~(or any Parent Entity of Holdings)~~ or (B) after any Qualified IPO, Borrower’s or Holdings’

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[Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

(or ~~any~~ its direct Parent Entity ~~thereof~~), as applicable, Form 10-K filed with the SEC~~respect to each of clauses (A) and (B) above, (i) to the extent such information relates to Holdings (or such Parent Entity), such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to Holdings (or such Parent Entity), on the one hand, and the information relating to the Consolidated Parties on a standalone basis, on the other hand and (ii)~~. In addition, together with the Financial Statements required to be delivered pursuant to this Section 6.2(a), Holdings shall deliver, (x) prior to any Qualified IPO, a customary “management’s discussion and analysis of financial condition and results of operations” of Parent Guarantor with respect to the periods covered by such Financial Statements” and (y) following any Qualified IPO, a customary “management’s discussion and analysis of financial condition and results of operations” of Holdings (or its direct Parent Entity) with respect to the periods covered by such Financial Statements.”

(c)
Section 6.2(b) of the Credit Agreement is hereby amended in the manner as set forth as follows:

“(b) As soon as available, but in any event not later than forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year (other than for (i) the first Fiscal Quarter ending after the Closing Date, in which case delivery shall be not later than ninety (90) days after the end of such Fiscal Quarter and (ii) each Fiscal Quarter ending in 2024 (if not the first Fiscal Quarter ended after the Closing Date), in which case delivery shall be not later than sixty (60) days after the end of such Fiscal Quarters), (I) prior to any Qualified IPO, consolidated unaudited balance sheets of the Parent Guarantor and its Subsidiaries ~~the Consolidated Parties and, if different, Holdings and its Subsidiaries~~, as at the end of such Fiscal Quarter, and consolidated unaudited income statements and cash flow statements for the Parent Guarantor and its Subsidiaries~~the Consolidated Parties, and, if different from Holdings and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the Fiscal Year to the end of such Fiscal Quarter~~, setting forth, in each case, in reasonable detail, and prepared in all material respects in conformity with GAAP consistently applied, subject to changes resulting from normal year-end audit adjustments and to the absence of footnotes and certified by a Responsible Officer of Parent Guarantor in each case, as being complete and correct in all material respects in conformity with GAAP, prepared in reasonable detail in accordance with GAAP in all material respects consistently applied and fairly presenting in all material respects the Parent Guarantor’s and its Subsidiaries’ ~~Consolidated Parties’ (and, if applicable, Holdings and its Subsidiaries’)~~ financial position as at the dates thereof and their results of operations for the periods then ended, subject to changes resulting from normal year-end audit adjustments and to the absence of footnotes and (II) following any Qualified IPO, the consolidated unaudited balance sheets of Holdings (or its direct Parent Entity) and its Subsidiaries, as at the end of such Fiscal Quarter, and

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[Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

consolidated unaudited income statements and cash flow statements for Holdings (or its direct Parent Entity) and its Subsidiaries, setting forth, in each case, in reasonable detail, and prepared in all material respects in conformity with GAAP consistently applied, subject to changes resulting from normal year-end audit adjustments and to the absence of footnotes and certified by a Responsible Officer of Holdings (or its direct Parent Entity) as being complete and correct in all material respects in conformity with GAAP, prepared in reasonable detail in accordance with GAAP in all material respects consistently applied and fairly presenting in all material respects Holdings’ (or its direct Parent Entity’s) and its Subsidiaries’ financial position as at the dates thereof and their results of operations for the periods then ended, subject to changes resulting from normal year-end audit adjustments and to the absence of footnotes. Notwithstanding the foregoing, the obligations in this Section 6.2(b) may be satisfied ~~with respect to financial information of the Consolidated Parties~~ by furnishing, (x) prior to any Qualified IPO, ~~(A) the applicable Financial Statements of Holdings (or any Parent Entity thereof) or (B)~~ the Borrower’s or Holdings’ (or any Parent Entity thereof), as applicable, Form 10-Q filed with the SEC and (y) following any Qualified IPO, Holdings’ (or its direct Parent Entity’s) Form 10-Q filed with the SEC~~; provided that, with respect to each of clauses (A) and (B), to the extent such information relates to Holdings (or any such Parent Entity), such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to Holdings (or such Parent Entity), on the one hand, and the information relating to the Consolidated Parties on a standalone basis, on the other hand~~. In addition, together with the Financial Statements required to be delivered pursuant to this Section 6.2(b), Holdings shall deliver (x) prior to any Qualified IPO, a customary “management’s discussion and analysis of financial condition and results of operations” of Parent Guarantor with respect to the periods covered by such Financial Statements and (y) following any Qualified IPO, a customary “management’s discussion and analysis of financial condition and results of operations” of Holdings (or its direct Parent Entity) with respect to the periods covered by such Financial Statements.”

(d)
Section 8.10(h) of the Credit Agreement is hereby amended in the manner as set forth as follows:

“(h) in addition to the foregoing Distributions, Holdings or any Subsidiary of Holdings may authorize, declare and make additional Distributions in Cash, (i) in the case of any Distribution occurring prior to the 12-month anniversary of the Closing Date, in an amount equal to $35,000,000 ~~and~~ (ii) so long as (A) the Monarch Acquisition Seller Debt has been repaid in Cash, and the Liens securing the Monarch Acquisition Seller Debt have been released, in each case, in full and final satisfaction thereof, and (B) such Distribution occurs prior to December 27, 2025, in an amount equal to $35,000,000 and (iii) in an unlimited amount ~~thereafter~~ after the twelve month anniversary of the Closing Date, so long as on the date such

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[Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

Distribution is made, measured at such time, (x) the Total Net Leverage Ratio as of the last day of the most recently completed Test Period, after giving Pro Forma Effect to such Distribution, does not exceed 1.00:1.00 and (y) Liquidity, after giving Pro Forma Effect to such Distribution, is not less than $40,000,000;”

(e)
Section 8.20 (a) of the Credit Agreement is hereby amended in the manner as set forth as follows:

“(a) Total Net Leverage Ratio. Commencing with the fiscal quarter ending ~~September 30, 2024~~ September 30, 2025, Holdings and its Subsidiaries, on a consolidated basis, shall not permit the Total Net Leverage Ratio on the last day of any Test Period to exceed 2.00:1.00.”

(f)
Section 8.34(b) of the Credit Agreement is hereby amended in the manner as set forth as follows:

“(i) Prior to any Qualified IPO, Holdings shall maintain at least one independent director, (A) who shall be reasonably acceptable to the Required Lenders, and (B) whose rights shall be limited solely to voting on whether to commence an Insolvency Proceeding, and (ii) after or in conjunction with any Qualified IPO, Alpine Holding, LLC or its direct public ~~parent~~ Subsidiary shall maintain independent directors required to satisfy the NASDAQ Independent Director qualifications.”

(g)
The Table under the heading “Applicable Margin Increase” in Schedule 8.29 of the Credit Agreement is hereby amended in the manner as set forth as follows:

# of Deficiencies Unresolved	Beginning ~~June 28, 2024~~ January 31, 2025	Beginning ~~January 10, 2025~~ July 31, 2025
Five (5) or fewer items	7.25%	7.75%
Six (6) to ten (10) items	7.25%	8.75%
Greater than ten (10) items	8.25%	9.75%
(h)
Exhibit C to the Credit Agreement is hereby amended and restated in the manner as set forth as Annex A hereto.
2.
Intercompany Accounts Receivables. The Obligors shall ensure that all Receivables that are at least ninety (90) days overdue as of December 27, 2025 are paid in full in Cash by no later than such date. The Lenders acknowledge and agree that no Default or Event of Default under Section 8.14 of the Credit Agreement has occurred, or will occur, as a result of the incurrence or existence of the Receivables or the payment (or the timing of the payment) of the Receivables.
3.
Kermit Lessor Consent and Estoppel Post-Closing Obligation. The Lenders acknowledge agree and acknowledge that the Kermit Lessor Consent and Estoppel Post-Closing Obligation is hereby deemed satisfied.

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[Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

4.
Effect of the Consent and Amendments.
(a)
Except as expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect on and after the Consent Effective Date. Except as expressly set forth herein, this Agreement shall not be deemed (i) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (ii) to prejudice any other right or rights which the Agent or the other Secured Parties may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Agent or the other Secured Parties or any of them, under or with respect to any such documents or (iv) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among the Obligors, on the one hand, and the Agent, or any other Secured Party, on the other hand.
(b)
On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and supplemented by this Agreement.
5.
No Novation. Neither this Agreement nor the effectiveness hereof shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing any of the foregoing, which shall remain in full force and effect, except as modified hereby.
6.
Representations and Warranties. By its execution hereof, each Obligor hereby represents and warrants as follows:
(a)
such Obligor has the right, power and authority and has taken all necessary limited liability company, corporate or other action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms;
(b)
this Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in equity or at law) and implied covenants of good faith and fair dealing;

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[Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

(c)
after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing; and
(d)
after giving effect to this Agreement, the representations and warranties set forth in Article VII of the Credit Agreement and in each other Loan Document, shall be true and correct in all material respects on and as of the Consent Effective Date, and the representations and warranties which are contained in any other document furnished at any time under or in connection herewith or therewith were true and correct in all material respects when made, except, in each case, to the extent that such representations and warranties specifically refer to an earlier or specified date, in which case they shall be true and correct in all material respects as of such earlier or specified date (provided, that, in each case, to the extent any such representations are qualified by materiality, such representations shall be true and correct in all respects as of such earlier or specified date).
7.
Effectiveness. The effectiveness of this Agreement (including the amendments contained in Section 1) is subject to the satisfaction of the following conditions (the “Consent Effective Date”):
(a)
this Agreement shall have been duly executed by Holdings, the Borrower, the Guarantors, and delivered to the Agent;
(b)
(i) all representations and warranties set forth in Section 6 shall be true and correct in all respects on and as of the Consent Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties relate to an earlier date (in which case such representations and warranties shall be true and correct in all respects on and as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing, or would occur at the time of and immediately after giving effect to the transactions contemplated hereunder, other than to the extent expressly waived or consented to hereunder; and
(c)
the Agent shall have received a certificate, dated the Consent Effective Date and signed by a Responsible Officer of the Borrower certifying that the conditions set forth in this Section 7 have been satisfied.
8.
Reaffirmations. Except as otherwise set forth herein, each Obligor (a) agrees that the consents, waivers and amendments contemplated by this Agreement shall not limit or diminish the obligations of such Obligor under, or release such Obligor from any obligations under, the Credit Agreement and each other Transaction Document to which it is a party, (b) confirms, ratifies and reaffirms its obligations under the Credit Agreement and each other Transaction Document to which it is a party, and (c) agrees that the Credit Agreement and each other Transaction Document to which it is a party remain in full force and effect on and after the Consent Effective Date and are hereby ratified and confirmed.
9.
Miscellaneous.
(a)
Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby, including the

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[Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

validity, interpretation, construction, breach, enforcement or termination hereof and thereof, shall be governed by, and construed in accordance with, the law of the State of New York. Furthermore, the terms of Sections 14.3, 14.4, 14.11 and 14.20 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(b)
Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.
(a)
Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by electronic format (i.e., “pdf” or “tif”) of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(b)
Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.
(c)
Complete Agreement. This Agreement, the Credit Agreement and the other Loan Documents represent the final and complete agreement of the parties hereto and thereto in respect of the subject matter hereof, and all prior negotiations, representations, understandings, writings and statements of any nature relating hereto are hereby superseded in their entirety by the terms of this Agreement.
(d)
RELEASE. AS A MATERIAL INDUCEMENT TO EACH LENDER, THE AGENT AND THE COLLATERAL AGENT TO ENTER INTO THIS AGREEMENT, THE OBLIGORS, EACH ON BEHALF OF ITSELF AND ITS OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES WHETHER OR NOT A PARTY HERETO (THE OBLIGORS, SUCH OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS “OBLIGORS, ET AL.”), AUTOMATICALLY, AND WITHOUT FURTHER ACTION BY ANY PERSON, HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE EACH LENDER, THE AGENT AND THE COLLATERAL AGENT, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES (INCLUDING, WITHOUT LIMITATION, CSG INVESTMENTS, INC.), SUBSIDIARIES AND PARENTS AND THEIR RESPECTIVE OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, “LENDER, ET AL.”) OF AND FROM ANY AND ALL CLAIMS,

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[Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER RELATING TO THE FACILITIES AND/OR THE LOAN DOCUMENTS (COLLECTIVELY, “RELEASED CLAIMS”), AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET OFF OR DEDUCTION TO THE PAYMENT OF THE OBLIGATIONS WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST ANY LENDER, ET AL., IN EACH CASE, WITHOUT LIMITING ANY OF THE AGENT’S AND LENDERS’ OBLIGATIONS UNDER THE LOAN DOCUMENTS AND ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO OR CONCURRENTLY WITH THE EXECUTION OF THIS AGREEMENT.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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[Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

ALPINE HOLDING II, LLC,

as Holdings

By: ______________________________
Name:
Title:

PF PROPPANT HOLDING, LLC,

as Borrower

By: ______________________________
Name:
Title:

ALPINE SILICA, LLC,

as Guarantor

By: ______________________________
Name:
Title:

SUNNY POINT AGGREGATES, LLC,

as Guarantor

By: ______________________________
Name:
Title:

[Signature Page to Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

PERFORMANCE PROPPANTS INTERNATIONAL, LLC,

as Guarantor

By: ______________________________
Name:
Title:

PERFORMANCE PROPPANTS, LLC,

as Guarantor

By: ______________________________
Name:
Title:

RED RIVER LAND HOLDINGS, LLC,

as Guarantor

By: ______________________________
Name:
Title:

PERFORMANCE ROYALTY, LLC,

as Guarantor

By: ______________________________
Name:
Title:

[Signature Page to Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

ALPINE MONAHANS, LLC,

as Guarantor

By: ______________________________
Name:
Title:

ALPINE MONAHANS II, LLC,

as Guarantor

By: ______________________________
Name:
Title:

MONARCH SILICA, LLC,

as Guarantor

By: ______________________________
Name:
Title:

ALPINE REAL ESTATE HOLDINGS, LLC,

as Guarantor

By: ______________________________
Name:
Title:

[Signature Page to Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

[Signature Page to Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

BEAL BANK,
as Lender

By:___________________________
Name:
Title:

BEAL BANK USA,
as Lender

By:___________________________
Name:
Title:

[Signature Page to Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

CLMG CORP.,
as Agent

By:___________________________
Name:
Title:

CLMG CORP.,
as Collateral Agent

By:___________________________
Name:
Title:

[Signature Page to Amendment No. 1 and Consent Agreement, dated as of June 19, 2024, among Alpine Holding II, LLC, as holdings, PF Proppant Holding, LLC, as borrower, Beal Bank, as lender, Beal Bank USA, as lender, and CLMG Corp., as agent and collateral agent, and other entities]

Annex A

to the Amendment and Consent Agreement

Amended and Restated Exhibit C (Form of Compliance Certificate) to the Credit Agreement

[See attached.]